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[HSBC LOGO]                             GENERAL SECURITY AGREEMENT
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                                                           Date: October 3, 2005
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NAME                                                  NO. AND STREET
Orthometrix Inc.                                      622 3rd Avenue #33
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CITY, VILLAGE OR TOWN                           COUNTY                          STATE
New York                                        New York                        NY                                      (Debtor) and
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                                                               LENDING OFFICE, DEPARTMENT, OR DIVISION
HSBC Bank USA, National Association                            Business Lending Center -- 18' Floor
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NO. AND STREET                                  CITY                            STATE
1 HSBC Center                                   Buffalo                         NY                                   (Secured Party)
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agree as follows:

1.   SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest (Security Interest) in all of the Collateral. As used in this
     Agreement, "Collateral" means all right, title and interest of Debtor in and to any and all of the following property, whether now owned or hereafter existing or acquired and wherever located, all products and proceeds (including but not limited to insurance proceeds) of such property, wherever located and in whatever form, and all books and records pertaining to such property and all other property of Debtor in which
     Secured Party now or hereafter is granted a security interest pursuant to this Agreement or otherwise:

     [Mark or initial the applicable boxes]

     [X]  All assets and property of every description (including, without limitation, all Accounts, General Intangibles, Chattel Paper (whether tangible or electronic), Instruments, Letter-of-Credit Rights,
          Investment Property, Deposit Accounts, Documents, and Goods (including
          Inventory, Equipment and Fixtures and embedded software, and all
          Accessions to any Goods).

     [ ]  All Accounts (including, without limitation, Health-Care Insurance
          Receivables, credit-card receivables, licensing fees and royalties, and rights to payment for realty sold or leased), General Intangibles
          (including, without limitation, Payment Intangibles, software, copyrights, patents, trademarks and tax refunds), Chattel Paper
          (including, without limitation, Electronic Chattel Paper) and
          Instruments (including Promissory Notes) and all interests of Obligor in all Supporting Obligations and in all Goods which by sale have resulted in Accounts, Instruments, or Chattel Paper.

     [ ]  All Inventory of every description, and all Documents relating to such
          Inventory.

     [ ]  All Equipment of every description and all Accessions thereto.

     [ ]  All Fixtures of every description and all Accessions thereto.

     [ ]  All of Debtor's rights to payment or performance under Letter of
          Credit No.________________, dated _________, in the amount of
          $______________, issued by _________________________________ for the account of __________________________________________________________.

     [ ]  All of the following property: ______________________________________.

2.   INDEBTEDNESS SECURED. The Security Interest secures payment of any and all indebtedness (Indebtedness) of Debtor to Secured Party, whether now existing or hereafter incurred, of every kind and character, direct or indirect, and whether such Indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred including without limitation: (a) Indebtedness not yet outstanding, but contracted for, or with respect to which any other commitment by Secured
     Party exists; (b) all interest provided in any instrument, document, or agreement (including this Security Agreement) which accrues on any
     Indebtedness until payment of such Indebtedness in full; (c) any moneys payable as hereinafter provided, and (d) any debts owed or to be owed by
     Debtor to others which Secured Party has obtained, or may obtain, by assignment or otherwise.

3.   REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) Debtor is the owner of the
     Collateral free of all security interests or other encumbrances, except the
     Security Interest and except as specified in an appropriate schedule hereto; (b) Debtor is authorized to enter into this Security Agreement; (c)
     any and all tradenames, division names, assumed names or other names under which Debtor transacts any part of its business are specified in an appropriate schedule hereto, Debtor's business address and chief executive office are specified above or on an appropriate schedule hereto, and
     Debtor's records concerning the Collateral are kept at one of the addresses specified above; (d) each Account, General Intangible and Chattel Paper constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay it (Account Debtor), and no
     Account Debtor has any defense, setoff, claim or counterclaim against
     Debtor which can be asserted against Secured Party, whether in any proceeding to enforce the Collateral or otherwise; (e) the amounts represented from time to time by Debtor to Secured Party as owing by each
     Account Debtor or by all Account Debtors will be and are the correct amounts actually and unconditionally owing by such Account Debtor or
     Debtors individually and in the aggregate, except for normal cash discounts where applicable, (f) each Instrument and each Document constituting
     Collateral is genuine and in all respects what it purports to be; and (g)
     any Collateral which is a Fixture is affixed to real property at Debtor's address specified above or as specified in an appropriate schedule hereto, and such real property is owned by Debtor or by the person or persons names in such schedule and is encumbered only by the mortgage or mortgages listed on such scheduled.

4.   COVENANTS OF DEBTOR. So long as this Security Agreement is in effect,
     Debtor: (a) will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtor or Secured
     Party, except, as to Inventory, purchasers and lessees in the ordinary course of Debtor's business; will keep the collateral free from all security interests or other encumbrances except the Security Interest and except as specified in an appropriate schedule hereto; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an event of default as specified in paragraph 10 hereof, Debtor may sell or lease Inventory in the ordinary course of Debtor's business, (b) will furnish to Secured Party financial statements in such form and at such intervals as Secured Party shall request; will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records, including, without limitation, records concerning the Collateral; at
     Secured Party's request, will mark any and all such books and records to indicate the Security Interest, will permit Secured Party or its agents to inspect the Collateral and to audit and make extracts from or copies of such books and records and any of Debtor's ledgers, reports, correspondence or other books and records; and will duly account to Secured Party's satisfaction, at such time or times as Secured Party may require, for any of the Collateral, (c) will deliver to Secured Party upon demand, all
     Documents and all Chattel Paper (duly indorsed to Secured Party)
     constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof, (d) will notify Secured
     Party promptly in writing of any change in Debtor's business address or chief executive office, any change in the address at which records concerning the collateral are kept and any change in Debtor's name,

                                     Page 1

     identity or corporate or other structure; (e) will not, without Secured
     Party's written consent, make or agree to make any alteration, modification or cancellation of or substitution for, or credits, adjustments or allowances on, Accounts, general Intangibles or Chattel Paper constituting
     Collateral; will furnish to Secured Party, on request, all credit and other information respecting the financial condition of any Account Debtor, and will notify Secured Party promptly of any default by any Account Debtor in payment or other performance of obligations with respect to any
     Collateral, (f) will keep the Collateral in good condition and repair; and
     will not use the Collateral in violation of any provisions of this Security
     Agreement, of any applicable statute, regulation or ordinance or of any policy insuring the Collateral; (g) will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against Debtor's assets prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment become due, if payment is made when due), provided, however, Debtor shall not be required to pay any such tax, assessment or other charge so long as its validity is being contested in good faith by appropriate proceedings diligently conducted, (h) will insure the Collateral against risks, in coverage, form and amount, and by insurer, satisfactory to Secured Party, and, at Secured Party's request, will cause each policy to be payable to
     Secured Party as a named insured or loss payee, as its interest may appear, and deliver each policy or certificate of insurance to Secured Party, (i)
     will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement; (j) in connection herewith, will execute and deliver to Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as Secured
     Party may request, and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by Secured Party; and will not, without the prior written consent of
     Secured Party, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming Secured
     Party as secured party; (k) will not place the Collateral in any warehouse which may issue a negotiable document with respect thereto; (l) if Secured
     Party in its sole discretion and at any time or from time to time determines that the liquidation value of the Collateral has become inadequate, will immediately on demand: (i) deliver to Secured Party additional collateral of a kind and value satisfactory to Secured Party, or
     (ii) make payments of Indebtedness, sufficient to cause the relationship of the liquidation value of Collateral to indebtedness (including Indebtedness for which a commitment to lend exists) to become satisfactory to Secured
     Party; (m) if any of the Collateral constitutes Letter-of-Credit Rights,
     Debtor shall at the Secured Party's request, enter into an assignment in favor of Secured Party of the proceeds of the letters of credit involved, on terms satisfactory to Secured Party, and cause the issuer of each such letter of credit now existing or hereafter issued to consent to such assignment; (n) If any of the Collateral constitutes Electronic Chattel
     Paper, Debtor shall, at Secured Party's request, grant control of such
     Electronic Chattel Paper to Secured Party.

5.   VERIFICATION OF COLLATERAL. Secured Party shall have the right to verify all or any Collateral in any manner and through any medium Secured Party may consider appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which Secured Party may require in connection therewith and to pay all of Secured Party's costs therefor.

6.   NOTIFICATION AND PAYMENTS. Before or after the occurrence of an event of default, Secured Party may notify all or any Account Debtors of the
     Security Interest and may also direct such Account Debtors to make all payments on Collateral to Secured Party. All payments on and from
     Collateral received by Secured Party directly or from Debtor shall be applied to the Indebtedness in such order and manner and at such time as
     Secured Party shall, in its sole discretion, determine. Secured Party may demand of Debtor in writing before or after notification to Account Debtors and without waiving in any manner the Security Interest, that any payments on and from the Collateral received by Debtor (a) shall be held by Debtor in trust for Secured Party in the same medium in which received; (b) shall not be commingled with any assets of Debtor, and (c) shall be delivered to
     Secured Party in the form received, properly indorsed to permit collection not later than the next business day following the day of their receipt, and Debtor shall comply with such demand. Debtor shall also promptly notify
     Secured Party of the return to or repossession by Debtor of Goods underlying any Collateral, and Debtor shall hold the same in trust for
     Secured Party and shall dispose of the same as Secured Party directs.

7.   REGISTERED HOLDER OF COLLATERAL. If any Collateral consists of investment securities, Debtor authorizes Secured Party to transfer the same or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner thereof; provided, that so long as no event of default has occurred, Secured Party shall deliver promptly to Debtor all notices, statements or other communications received by it or its nominee as such registered owner, and upon demand and receipt of payment of necessary expenses thereof, shall give to Debtor or its designee a proxy or proxies to vote and take all action with respect to such securities. After the occurrence of any event of default, Debtor waives all rights to be advised of or to receive any notices, statements or communications received by Secured Party or its nominee as such record owner, and agrees that no proxy or proxies given by Secured Party to Debtor or its designee as aforesaid shall thereafter be effective.

8.   INCOME FROM AND INTEREST ON COLLATERAL CONSISTING OF INSTRUMENTS.

     (a)  Until the occurrence of an event of default, Debtor reserves the right to receive all income from or interest on the Collateral consisting of
          Instruments, and if Secured Party receives any such income or interest prior to such event of default, Secured Party shall pay the same promptly to Debtor.

     (b)  Upon the occurrence of an event of default, Debtor will not demand or receive any income from or interest on such Collateral, and if Debtor receives any such income or interest without any demand by it, same shall be held by Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Debtor and shall be delivered to Secured Party in the form received, properly indorsed to permit collection, not later than the next business day following the day of its receipt. Secured Party may apply the net cash receipts from such income or interest to payment of any of the
          Indebtedness provided that Secured party shall account for and pay over to Debtor any such income or interest remaining after payment in full of the Indebtedness.

9.   INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS.

     (a)  Whether or not an event of default has occurred, Debtor authorizes
          Secured Party: (i) to receive any increase in or profits on the
          Collateral (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer, to surrender such
          Collateral or any part thereof in exchange therefor, and to hold the net cash receipts from any such payment or distribution as part of the
          Collateral.

     (b)  If Debtor receives any such increase, profits, payments or distributions, Debtor will receive and deliver same promptly to
          Secured Party on the same terms and conditions set forth in Paragraph
          8(b) hereof respecting income or interest, to beheld by Secured Party as part of the Collateral.

10.  EVENTS OF DEFAULT.

     (a)  Any of the following events or conditions shall constitute an event of default hereunder: (i) nonpayment when due, whether by acceleration or otherwise, of principal or interest on any Indebtedness, or default by
          Debtor in the performance of any obligation, term or condition of this
          Security Agreement or any other agreement between Debtor and Secured
          Party; (ii) death or judicial declaration of incompetence of Debtor, if an individual; (iii) the filing by or against Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United
          States or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (iv) the making of any general assignment by Debtor for the benefit of creditors, the appointment of a receiver or trustee for Debtor or for any assets of Debtor, including, without limitation, the appointment of or taking possession by a "custodian"
          as defined in the federal Bankruptcy Code; the making of any, or sending notice of any intended, bulk sale; or the institution by or against Debtor of any other type of insolvency proceeding (under the federal Bankruptcy Code or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of, Debtor; (v) the sale, assignment, transfer or delivery of all or substantially all of the assets of
          Debtor, the cessation by Debtor as a going business concern; the entry of judgment against Debtor, other than a judgment for which Debtor is fully insured, if ten days thereafter such judgment is not satisfied, vacated, bonded or stayed pending appeal; or if Debtor is generally not paying Debtor's debts as such debts become due; (vi) the occurrence of any event described in paragraph 10(a)(ii), (iii), (iv)
          or (v) hereof with respect to any indorser; guarantor or any other party liable for, or whose assets of any interest therein secures, payment of any Indebtedness (Third Party), or the occurrence of any such event with respect to any general partner of Debtor, if Debtor is a partnership; (vi) if any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of
          Debtor or any Third Party, pursuant to or in connection with this
          Security Agreement, or otherwise (including, without limitation, representations and warranties contained herein), or as an inducement to Secured Party to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or to have omitted any substantial contingent or unliquidated liability or claim against Debtor or any such Third
          Party; or, if upon the date of execution of this Security Agreement, there shall have been any materially adverse change in any of the facts disclosed by any such certificate, statement, representation, warranty or audit, which change shall not have been disclosed in writing to Secured Party at or prior to the time of such execution;
          (viii) nonpayment by Debtor when due of any indebtedness for borrowed money owing to any Third Party, or the occurrence of any event which could result in acceleration of payment of any such indebtedness; (ix)
          the reorganization, merger or consolidation of Debtor (or the making of any agreement, therefor) without the prior written consent of
          Secured Party.

                                     Page 2

     (b)  Secured Party, at its sole election, may declare all or any part of any Indebtedness not payable on demand to be immediately due and payable without demand or notice of any kind upon the happening of any event of default (other than an event of default under either paragraph 10(a)(iii) or (iv) hereof), or if Secured Party in good faith believes that the prospect of payment of all or any part of the
          Indebtedness or performance of Debtor's obligations under this
          Security Agreement or any other agreement now or hereafter in effect between Debtor and Secured Party is impaired. All or any part of any
          Indebtedness not payable on demand shall be immediately due and payable without demand or notice of any kind upon the happening of one or more events of default under paragraph 10(a)(iii) or (iv) hereof.
          The provisions of this paragraph are not intended in any way to affect any rights of Secured Party with respect to any indebtedness which may now or hereafter be payable on demand.

     (c)  Secured Party's rights and remedies with respect to the Collateral shall be those of a Secured Party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured
          Party. Upon the existence or occurrence of an event of default,
          Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place or places designated by
          Secured Party, and Secured Party may use and operate the Collateral.

     (d)  Without in any way requiring notice to be given in the following time and manner Debtor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if such notice is mailed by regular or certified mail, postage prepaid, at least five (5) days prior to such action, to either of Debtor's addresses specified above or to any other address which Debtor has specified in writing to
          Secured Party as the address to which notices hereunder shall be given to Debtor.

     (e)  Debtor agrees to pay on demand all costs and expenses incurred by
          Secured Party in enforcing this Security Agreement, in realizing upon or protection any Collateral and in enforcing and collecting any
          Indebtedness or any guaranty thereof, including, without limitation, if Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the actual attorney's fees incurred by Secured Party. Payment of all sums hereunder is secured by the
          Collateral.

11.  MISCELLANEOUS.

     (a)  Debtor hereby authorizes Secured Party, at Debtor's expense, to file such financing statement or statements relating to the Collateral without Debtor's signature thereon as Secured Party at its option may deem appropriate, and appoints Secured Party as Debtor's
          attorney-in-fact (without requiring Secured Party) to execute any such financing statement or statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral. This power of attorney shall not be affected by the subsequent disability or incompetence of Debtor.

     (b)  Secured Party may demand, collect and sue on any of the Accounts,
          Chattel Paper, Instruments and General Intangibles (in either Debtor's or Secured Party's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the indebtedness or any part thereof; and may indorse Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.

     (c)  (i) As further security for payment of the Indebtedness, Debtor hereby grants to Secured Party a Security Interest in and lien on any and all property of Debtor which is or may hereafter be in the possession or control of Secured Party in any capacity or of any Third Party acting on its behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by Secured Party to Debtor and with respect to all of such property, Secured Party shall have the same rights hereunder as it has with respect to the Collateral; (ii)
          without limiting any other right of Secured Party, whenever Secured
          Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party at its sole election may set off against the Indebtedness any and all moneys then or thereafter owed to Debtor by Secured Party in any capacity whether or not the Indebtedness or the obligation to pay such moneys owed by Secured Party is then due, and Secured Party shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on
          Secured Party's records subsequent thereto.

     (d)  Upon Debtor's failure to perform any of its duties hereunder, Secured
          Party may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and
          Debtor shall pay an amount equal to the cost thereof to Secured Party on demand by Secured Party. Payment of all moneys hereunder shall be secured by the Collateral.

     (e)  Unless any instrument, document, or agreement evidencing any
          Indebtedness expressly provides a rate for the accrual of interest after such Indebtedness becomes due, the rate at which interest on such indebtedness shall accrue after such Indebtedness becomes due, whether by reason of default or otherwise and until such Indebtedness is paid in full, shall be the rate provided in such instrument, document, or agreement which is in effect immediately prior to such indebtedness becoming due.

     (f)  No course of dealing between Debtor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Party hereunder are cumulative.

     (g)  Secured Party shall have no obligation to take, and Debtor shall have the sole responsibility for taking any and all steps to preserve rights against any and all prior parties to any Instrument or Chattel
          Paper constituting Collateral whether or not in Secured Party's possession. Secured Party shall not be responsible to Debtor for loss or damage resulting from Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Debtor waives protest of any Instrument constituting
          Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action taken by Secured
          Party.

     (h)  Debtor authorizes Secured Party, without notice or demand and without affecting Debtor's obligations hereunder, from time to time: (i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral) taken from any party for payment of the
          Indebtedness or any part thereof; (ii) to release, substitute or modify any obligation of any indorser, guarantor or other party in any way obligated to pay the Indebtedness or any part thereof, or any party who has given any security, mortgage or other interest in any other Collateral as security for the payment of the Indebtedness or any part thereof, (iii) upon the occurrence of any event of default as hereinabove provided, to direct the order or manner of disposition of the Collateral and any and all other Collateral and the enforcement of any and all indorsements, guaranties and other obligations relating to the Indebtedness or any part thereof as Secured Party, in its sole discretion, may determine; and (iv) to determine how, when and what application of payments and credits, if any, shall be made on the
          Indebtedness or any part thereof.

     (i)  The rights and benefits of Secured Party hereunder shall, if Secured
          Party so directs, inure to any party acquiring any interest in the
          Indebtedness or any part thereof.

     (j)  Secured Party and Debtor as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

     (k)  If more than one Debtor executes this Security Agreement, the term
          "Debtor" shall include each as well as all of them and their obligations, warranties and representations hereunder shall be joint and several.

     (l)  No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made, except by a written agreement subscribed by Debtor and by a duly authorized officer of Secured Party.

     (m)  This Security Agreement and the transaction evidenced hereby shall be instructed under the laws of New York State, as the same may from time to time be in effect.

     (n)  All terms, unless otherwise defined in this Security Agreement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York State, as the same may from time to time be in effect.

     (o)  Debtor hereby irrevocably appoints Secured Party the Debtor's agent with full power, in the same manner, to the same extent and with the same effect as if Debt or were to do the same: to receive and collect all mail addressed to Debtor, to direct the place of delivery thereof to any location designated by Secured Party; to open such mail; to remove all contents therefrom; to retain all contents
          thereof constituting or relating to the Collateral; and to perform all other acts which Secured Party deems appropriate to protect, preserve and realize upon the Collateral. The agency hereby created is unconditional and shall not terminate until all of the Indebtedness is paid in full and until all commitments by Secured Party to lend funds to Debtor have expired or been terminated. This power of attorney shall not be affected by the subsequent disability or incompetence of
          Debtor.

                                     Page 3

     (p)  This Security Agreement is and is intended to be a continuing Security
          Agreement and shall remain in full force and effect until the officer in charge of the Lending Office, Department or Division of Secured
          Party indicated above shall actually receive from Debtor written notice of its discontinuance; provided, however, this Security
          Agreement shall remain in full force and effect thereafter until all of the Indebtedness outstanding, or contracted or committed for
          (whether or not outstanding), before the receipt of such notice by
          Secured Party, and any extensions or renewals thereof (whether made before or after receipt of such notice), together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If, after receipt of any payment of all or any part of the indebtedness, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, this
          Security Agreement shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Security
          Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

DEBTOR:

Orthometrix Inc.

By: /s/ Reynald Bonmati                            By: /s/ Neil Koenig
    --------------------------------               -----------------------------
    Title: President                               Title: VP, CFO

                                    SCHEDULE

l.   Other encumbrances, if any ((P)(P)3a, 4a):

2.   Other names under which Debtor transacts business ((P)3c):

3.   (a) Fixtures affixed to real property ((P)3g):

     (b) Owner of such real property ((P)3g):

     (c) Mortgages on real property ((P)3g):

4.   Additional schedules describing Collateral, if any, follow hereafter
     ((P)1).

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